EXHIBIT 99.13

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC	2005-4

Combined	LTV Table

Range of Original Combined Loan-to-Value Ratios*	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original Combined LTV	Percent Full Doc	Percent IO
50 - less	86	11,845,437	1.53	7.522	591	137,738	41.56	55.56	21.76
50.01 - 55	33	5,806,171	0.75	7.406	596	175,945	52.18	63.58	17.74
55.01 - 60	68	11,988,142	1.55	7.350	600	176,296	58.23	66.72	16.57
60.01 - 65	90	16,558,125	2.14	7.519	587	183,979	63.48	42.48	10.12
65.01 - 70	170	33,371,838	4.31	7.423	585	196,305	68.54	53.84	11.67
70.01 - 75	294	56,515,982	7.30	7.580	591	192,231	73.89	45.52	14.54
75.01 - 80	748	142,566,304	18.41	7.594	604	190,597	79.48	49.26	24.64
80.01 - 85	303	61,471,327	7.94	7.751	616	202,876	84.38	56.94	25.66
85.01 - 90	451	93,976,689	12.14	7.768	627	208,374	89.59	50.80	29.41
90.01 - 95	229	44,199,668	5.71	7.784	646	193,012	94.50	48.38	39.11
95.01 - 100	1,795	295,978,408	38.23	7.755	659	164,890	99.95	29.81	41.58

Total:	4,267	774,278,089	100.00	7.684	629	181,457	87.44	42.82	30.78

*	Combined LTV calculated with loan amount that includes both 1st lien and silent 2nd lien if there is any silent 2nd on the 1st lien.

Debt-to-Income Table

Range of Original Debt-to-Income Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original Combined LTV	Percent Full Doc	Percent IO
0 - 20.00	61	7,356,651	0.95	7.860	620	120,601	82.90	66.12	4.69
20.01 - 25.00	84	11,687,119	1.51	7.788	617	139,132	78.65	66.39	15.43
25.01 - 30.00	174	24,213,531	3.13	7.816	620	139,158	81.37	60.98	24.49
30.01 - 35.00	307	46,073,617	5.95	7.790	616	150,077	84.44	59.24	23.92
35.01 - 40.00	516	82,120,169	10.61	7.686	630	159,148	85.95	48.26	28.95
40.01 - 45.00	945	171,528,714	22.15	7.639	636	181,512	88.79	35.90	35.31
45.01 - 50.00	1,800	354,443,302	45.78	7.711	632	196,913	89.19	32.30	33.23
50.01 - 55.00	379	76,775,986	9.92	7.517	612	202,575	83.45	79.63	22.24
55.01 - 60.00	1	79,000	0.01	7.000	550	79,000	59.85	100.00	0.00
60.01 or greater	0	0	0.00	0.000	0	0	0.00	0.00	0.00

Total:	4,267	774,278,089	100.00	7.684	629	181,457	87.44	42.82	30.78

IO Term by Product Type

Product Type	IO Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original Combined LTV	Percent Full Doc	Percent IO
Balloon Loans	Non-IO	410	29,977,798.00	3.87	9.907	651	73,117	94.16	33.48	0.00
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

15 Year Fixed Loans	Non-IO	44	4,616,001.00	0.60	7.650	617	104,909	74.31	65.01	0.00
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

20 Year Fixed Loans	Non-IO	47	4,022,486.00	0.52	8.719	633	85,585	81.81	61.60	0.00
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

30 Year Fixed Loans	Non-IO	769	94,651,028.00	12.22	8.091	628	123,083	82.67	57.48	0.00
	24 mo IO
	36 mo IO
	60 mo IO	35	8,189,844.00	1.06	7.000	666	233,996	79.74	58.01	100.00
	120 mo IO

Six-Month LIBOR	Non-IO
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

2/28 LIBOR Loans (Six-Month LIBOR Index)	Non-IO	883	181,678,906.00	23.46	7.683	613	205,752	86.02	40.33	0.00
	24 mo IO
	36 mo IO
	60 mo IO	590	166,081,047.00	21.45	7.131	658	281,493	92.89	29.31	100.00
	120 mo IO

2/28 LIBOR Balloon Loans (Six-Month LIBOR Index)	Non-IO	105	26,165,349.00	3.38	7.520	619	249,194	83.57	34.25	0.00
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

2/1 LIBOR Loans (One-Year LIBOR Index)	Non-IO
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

3/27 LIBOR Loans (Six-Month LIBOR Index)	Non-IO	1,033	172,477,468.00	22.28	7.874	604	166,968	85.99	51.98	0.00
	24 mo IO
	36 mo IO
	60 mo IO	234	58,875,886.00	7.60	7.150	652	251,606	89.56	36.28	100.00
	120 mo IO

3/27 LIBOR Balloon Loans (Six-Month LIBOR Index)	Non-IO	86	20,328,693.00	2.63	7.511	629	236,380	87.33	50.82	0.00
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

3/1 LIBOR Loans (One-Year LIBOR Index)	Non-IO
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

5/25 LIBOR Loans (Six-Month LIBOR Index)	Non-IO	8	1,742,091.00	0.22	7.253	661	217,761	81.18	12.17	0.00
	24 mo IO
	36 mo IO
	60 mo IO	19	5,140,493.00	0.66	6.807	664	270,552	86.07	80.39	100.00
	120 mo IO

5/25 LIBOR Balloon Loans (Six-Month LIBOR Index)	Non-IO
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

5/1 LIBOR Loans (One-Year LIBOR Index)	Non-IO
	24 mo IO
	36 mo IO
	60 mo IO
	120 mo IO

Total:		4,267	774,278,089.00	100.00	7.684	629	181,457	87.44	42.82	30.78